UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    December 14, 2007

Covance Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12213	22-3265977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Carnegie Center, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code     609-452-4440

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 14, 2007, Mr. Wendel Barr was elected Executive Vice President and Chief Operating Officer.

ITEM 8.01	OTHER EVENTS

On December 14, 2007, the Board of Directors adopted an amendment to the Corporate Governance Guidelines establishing a retirement policy for the Board of Directors.  The policy provides that no individual who is age 72 or older shall be newly appointed to the Board of Directors or nominated to stand for election to the Board of Directors unless an exception is made by the Board in special circumstances.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Press release of Covance Inc. dated December 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVANCE INC.

Date: December 19, 2007
/s/ James W. Lovett
	Name:	James W. Lovett
	Title:	Corporate Senior Vice President
and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release of Covance Inc. dated December 18, 2007